UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2026

ADVANCED DRAINAGE SYSTEMS, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware		001-36557	51-0105665
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

4024 Green Stripe Lane			43026
Hilliard,	Ohio
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: (800) 733-7473
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WMS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure
As previously reported in the Form 10-K and the Form 8-K filed on May 21, 2026 for the fiscal year ended March 31, 2026 by Advanced Drainage Systems, Inc. (the “Company”) or (“ADS”), following the acquisition of National Diversified Sales (“NDS”) we realigned our reportable segments to align with the manner in which the Chief Operating Decision Maker (“CODM”) assesses performance and makes resource allocation decisions (the “Segment Realignment”). Our revised reportable segments consist of Stormwater and Wastewater (formerly referred to as the “Infiltrator” reportable segment). Further, we changed the measure used to evaluate segment profitability from adjusted gross profit to Adjusted EBITDA.
Segment results for the historical periods presented in these consolidated financial statements have been recast to reflect these changes. The Segment Realignment had no impact on our previously reported consolidated net sales, income from operations, net income attributable to ADS or earnings per share.
ADS provided certain recast historical financial information for quarterly periods within fiscal 2026, 2025 and 2024 attached hereto as Exhibit 99.1 to this Current Report on Form 8-K. The information included in this Current Report on Form 8-K is unaudited and presented for informational purposes only in connection with the matters described above and does not amend or restate any of the Company’s previously issued financial statements. This Current Report on Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026. The recast financial information furnished in Exhibit 99.1 hereto is included for supplemental purposes only. The information furnished in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits
The following exhibits are being furnished as part of this report:

99.1	Recast of Historical Segment Information

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED DRAINAGE SYSTEMS, INC.

Date: May 21, 2026	By:	/s/ Scott A. Cottrill
	Name:	Scott A. Cottrill
	Title:	EVP, CFO & Secretary